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                                                                    EXHIBIT 23.1




                              ACCOUNTANTS' CONSENT



The Board of Directors
First American Corporation:



We consent to the use of our audit report dated January 21, 1999, on the consolidated financial statements of First American Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, contained in First American Corporation's Form 10-K incorporated herein by reference.


                                                    /s/ KPMG LLP
                                                    KPMG LLP



Nashville, Tennessee
August 2, 1999